Exhibit 10.1

INCREMENTAL ASSUMPTION AGREEMENT dated as of September 3, 2015 (this “Agreement”), among CBRE SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CBRE LIMITED, a limited company organized under the laws of England and Wales (with company no: 3536032) (the “U.K. Borrower”), CBRE LIMITED, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CBRE PTY LIMITED, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CBRE LIMITED, a company organized under the laws of New Zealand (the “New Zealand Borrower” and, together with the U.S. Borrower, the U.K. Borrower, the Canadian Borrower and the Australian Borrower, the “Borrowers”), CBRE GROUP, INC., a Delaware corporation (“Holdings”), the INCREMENTAL TRANCHE B-1 TERM LENDERS party hereto, the INCREMENTAL TRANCHE B-2 TERM LENDERS party hereto and CREDIT SUISSE AG, as Administrative Agent.

A.         Reference is made to the Second Amended and Restated Credit Agreement dated as of January 9, 2015 (as amended by Amendment No. 1 dated as of May 28, 2015, and as further amended, supplemented or modified prior to the date hereof, the “Credit Agreement”), among the Borrowers, Holdings, the Lenders (as defined in Article I of the Credit Agreement) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

B.         Holdings and the U.S. Borrower have requested that (i) the persons set forth on Schedule II hereto (together with their permitted successors and assigns, the Incremental Tranche B-1 Term Lenders”) commit to make Incremental Term Loans (the “Incremental Tranche B-1 Term Loans”) to the U.S. Borrower on the B-1 Funding Date (as defined below in Section 1) in an aggregate principal amount of up to $270,000,000 and (ii) the persons set forth on Schedule III hereto (together with their permitted successors and assigns, the “Incremental Tranche B-2 Term Lenders” and, together with the Incremental Tranche B-1 Term Lenders, the “New Incremental Term Lenders”) commit to make Incremental Term Loans (the “Incremental Tranche B-2 Term Loans” and, together with the Incremental Tranche B-1 Term Loans, the “New Incremental Term Loans”) to the U.S. Borrower on the B-2 Funding Date (as defined below in Section 1) in an aggregate principal amount of up to $130,000,000, the proceeds of such New Incremental Term Loans to be used to pay fees and expenses relating to the New Incremental Term Loans and for general corporate purposes, including, without limitation, paying the consideration for the acquisition of the Global WorkPlace Solutions business of Johnson Controls, Inc. (the “Radio Acquisition”).

C.         The New Incremental Term Lenders are willing to make the New Incremental Term Loans to the U.S. Borrower, in each case on the relevant Funding Date (as defined below in Section 1) and on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Terms Generally.   (a) The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply mutatis mutandis to this Agreement. This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and, to the extent it relates to the making of New Incremental Term Loans, an “Incremental Assumption Agreement” for all purposes of the Credit Agreement and the other Loan Documents. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

(b)        As used in this Agreement, the following terms have the meanings specified below:

“B-1 Funding Date” shall mean the date, on or after the Effective Date (as defined below in Section 5) and prior to the New Incremental Term Loan Commitment Termination Date (as defined below in Section 2), on which (a) all of the conditions precedent set forth in Section 6 are satisfied and (b) the Incremental Tranche B-1 Term Loans are funded.

“B-2 Funding Date” shall mean the date, on or after the Effective Date and prior to the New Incremental Term Loan Commitment Termination Date, on which (a) all of the conditions precedent set forth in Section 6 are satisfied and (b) the Incremental Tranche B-2 Term Loans are funded.

“Funding Dates” shall mean the B-1 Funding Date and the B-2 Funding Date.

“Incremental Tranche B-1 Commitment” shall mean, with respect to each Incremental Tranche B-1 Term Lender, the commitment of such Incremental Tranche B-1 Term Lender to make Incremental Tranche B-1 Term Loans hereunder as set forth on Schedule II.

“Incremental Tranche B-2 Commitment” shall mean, with respect to each Incremental Tranche B-2 Term Lender, the commitment of such Incremental Tranche B-2 Term Lender to make Incremental Tranche B-2 Term Loans hereunder as set forth on Schedule III.

“New Incremental Term Loan Commitments” shall mean the Incremental Tranche B-1 Commitments and the Incremental Tranche B-2 Commitments.

SECTION 2.   Incremental Term Loans.  (a) On the terms and subject to the conditions set forth herein and in the Credit Agreement and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, (i) each Incremental Tranche B-1 Term Lender agrees, severally and not jointly, to make, on the B-1 Funding Date, an Incremental Tranche B-1 Term Loan to the U.S. Borrower, in dollars, in an aggregate principal amount not to exceed its Incremental Tranche B-1 Commitment and (ii) each Incremental Tranche B-2 Term Lender agrees, severally and not jointly, to make, on the B-2 Funding Date, an Incremental Tranche B-2 Term Loan to the U.S. Borrower, in dollars, in an aggregate principal amount not to exceed its Incremental Tranche B-2 Commitment. Amounts paid or prepaid in respect of the New Incremental Term Loans may not be reborrowed.

(b)        The New Incremental Term Loan Commitment of each New Incremental Term Lender shall automatically terminate upon the earlier of (i)(x) in the case of an Incremental Tranche B-1 Commitment, the making of the Incremental Tranche B-1 Term Loans on the B-1 Funding Date or (y) in the case of an Incremental Tranche B-2 Commitment, the making of the Incremental Tranche B-2 Term Loans on the B-2 Funding Date and (ii) 5:00 p.m., New York City time on the date which is 90 days after the Effective Date (the “New Incremental Term Loan Commitment Termination Date”).

(c)        The proceeds of the New Incremental Term Loans are to be used by the U.S. Borrower solely for the purposes set forth in Recital B of this Agreement.

SECTION 3.    Terms and Conditions.   The Incremental Tranche B-1 Term Loans and Incremental Tranche B-2 Term Loans shall constitute Specified Incremental Term Loans and Term Loans for all purposes of the Credit Agreement and the other Loan Documents, and shall have the terms that are set forth in Exhibit A-1 hereto in the case of the Incremental Tranche B-1 Term Loans and have the terms that are set forth in Exhibit A-2 hereto in the case of the Incremental Tranche B-2 Term Loans.

SECTION 4.   Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto represents and warrants to the Administrative Agent and each of the Lenders (including the New Incremental Term Lenders) that:

(a)        This Agreement has been duly authorized, executed and delivered by such Loan Party, and, constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b)        Each of the representations and warranties made by such Loan Party in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof and each Funding Date, except to the extent such representations and warranties expressly relate to an earlier date.

(c)        No Event of Default or Default has occurred and is continuing as of the Effective Date and as of each Funding Date after giving effect to the New Incremental Term Loans to be made on such Funding Date.

SECTION 5.    Effectiveness.   This Agreement shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a)        The Administrative Agent shall have received duly executed counterparts of this Agreement which, when taken together, bear the signatures of each Loan Party and each New Incremental Term Lender.

(b)        Each of the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied, and the Administrative Agent shall have received a certificate to that effect dated as of the Effective Date and executed by a Responsible Officer of the U.S. Borrower.

(c)        As of the Effective Date, and assuming the funding in full of the New Incremental Term Loans had occurred on the Effective Date, Holdings would be in Pro Forma Compliance, and the Administrative Agent shall have received a certificate to that effect dated as of the Effective Date and executed by a Responsible Officer of the U.S. Borrower.

(d)        The Administrative Agent shall have received (i) a favorable written opinion of (x) the General Counsel or Deputy General Counsel of the U.S. Borrower and (y) Simpson Thacher & Bartlett LLP, counsel for Holdings and the U.S. Borrower, in each case addressed to the Administrative Agent, the Lenders (including the New Incremental Term Lenders) and the Issuing Banks, (ii) board resolutions and (iii) customary officer’s certificates, in each case, substantially consistent with those delivered on the Second Restatement Date. Holdings and the U.S. Borrower hereby request such counsel to deliver such opinion.

(e)        The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including all Upfront Fees (as defined below in Section 9) and, to the extent invoiced one Business Day prior to the Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

SECTION 6.    Conditions Precedent to Each Funding Date. The obligation of each New Incremental Term Lender to make its New Incremental Term Loans hereunder on a Funding Date shall be subject to the satisfaction, on or after the Effective Date, of the following conditions precedent:

(a)        The Administrative Agent shall have received a Borrowing Request with respect to the New Incremental Term Loans to be made on such Funding Date in accordance with Section 2.03 of the Credit Agreement.

(b)        Each of the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied, and the Administrative Agent shall have received a certificate to that effect dated as of such Funding Date and executed by a Responsible Officer of the U.S. Borrower.

(c)        The Administrative Agent shall have received all fees and other amounts due and payable on or prior to such Funding Date, including any Ticking Fees (as defined below in Section 10) and, to the extent invoiced one Business Day prior to such Funding Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

SECTION 7.    Acknowledgement of Guarantors. Each of the Guarantors party hereto hereby acknowledges its receipt of a copy of this Agreement and its review of the terms and conditions hereof, and each of the Guarantors hereby consents to the terms and conditions of this Agreement and the transactions contemplated hereby, and hereby affirms and confirms its guarantee of the Obligations pursuant to the Guarantee and Pledge Agreement and agrees that such guarantee shall continue to be in full force and effect and shall inure to the benefit of the

Secured Parties, including the New Incremental Term Lenders as such in respect of their New Incremental Term Loans and the other Obligations owed to them from time to time.

SECTION 8.    Notices.     All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 9.    Upfront Fees.    In consideration of the agreements of the New Incremental Term Lenders contained in this Agreement, Holdings and the U.S. Borrower agree to pay to the Administrative Agent, in immediately available funds, for the account of each New Incremental Term Lender, an upfront fee (the “Upfront Fee”), in the amounts described in Exhibit A-1 and Exhibit A-2, payable on the Effective Date. Once paid, the Upfront Fee shall not be refundable under any circumstances.

SECTION 10. Ticking Fees.   In consideration of the agreements of the New Incremental Term Lenders contained in this Agreement, Holdings and the U.S. Borrower agree to pay to the Administrative Agent, in immediately available funds, for the account of each New Incremental Term Lender, a ticking fee (the “Ticking Fee”), equal to 0.25% per annum of the aggregate amount of the applicable unused New Incremental Term Loan Commitment of such New Incremental Term Lender, calculated on the basis of the actual number of days elapsed in a 360-day year, beginning to accrue on and including the 45th day after the Effective Date, up to but excluding the day the applicable New Incremental Term Loan Commitment of such New Incremental Term Lender is reduced to zero or otherwise terminated in accordance with this Agreement (the “Ticking Fee Termination Date”), payable in arrears on the Ticking Fee Termination Date. Once paid, the Ticking Fee shall not be refundable under any circumstances.

SECTION 11. Counterparts.   This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 12. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 13. WAIVER OF JURY TRIAL.     EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

SECTION 14. Jurisdiction; Consent to Service of Process. (a) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Loan Party or their respective properties in the courts of any jurisdiction.

(b)        Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)        Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 15. Headings.   Headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

CBRE SERVICES, INC.,

by
/s/ DEBERA FAN
	Name:	Debera Fan
	Title:	Senior Vice President and Treasurer

CBRE GROUP, INC.,

by
/s/ DEBERA FAN
	Name:	Debera Fan
	Title:	Senior Vice President and Treasurer

EACH OF THE SUBSIDIARY
GUARANTORS LISTED ON SCHEDULE I HERETO,

by
/s/ DEBERA FAN
	Name:	Debera Fan
	Title:	Senior Vice President and Treasurer

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

CBRE LIMITED, a limited company organized under the laws of England and Wales,

by
/s/ PHILIP EMBUREY
Name: Philip Emburey
Title: Director

by
/s/ MARK CREAMER
Name: Mark Creamer
Title: Director

CBRE LIMITED, a corporation organized under the laws of the province of New Brunswick,

by
/s/ JEFF COOK
Name: Jeff Cook
Title: SVP Finance

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

CBRE PTY LIMITED, a company organized under the laws of Australia,

by
/s/ NATALIE MARIE CRAIG
Name: Natalie Marie Craig
Title: Secretary

by
/s/ SCOTT ANTHONY GRAY- SPENCER
	Name:	Scott Anthony Gray-Spencer
	Title:	Director

CBRE LIMITED, a company organized under the laws of New Zealand,

by
/s/ BRENT DAVID MCGREGOR
Name: Brent David McGregor
Title: Director

by
/s/ THOMAS JACKSON SOUTHERN
Name: Thomas Jackson Southern
Title: Director

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

CB/TCC GLOBAL HOLDINGS LIMITED,

by
/s/ PHILIP EMBUREY
Name: Philip Emburey
Title: Director

by
/s/ MARCUS SMITH
Name: Marcus Smith
Title: Director

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

RELAM AMSTERDAM HOLDINGS B.V.,

By: Intertrust Management B.V., its
managing director
/s/ GERT JAN REITBERG & LOBKE ZONNEVELD
Name: Gert Jan Reitberg & Lobke
Zonneveld
Title: Proxy Holders

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

CBRE GLOBAL HOLDINGS, a Luxembourg société à responsabilité limitée with a share capital of EUR 122,785,675, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg, Grand Duchy of Luxembourg and registered with the Registre de Commerce et des Sociétés, Luxembourg under number B 150.693

By
/s/ LAURENCE H. MIDLER
Name: Laurence H. Midler
Title: Type A manager

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

CBRE LIMITED PARTNERSHIP,

By: CBRE PARTNER, INC., its general partner

/s/ DEBERA FAN
Name: Debera Fan
Title: Sr. Vice President and Treasurer

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a New Incremental Term Lender and as Administrative Agent,

by
/s/ BILL O’DALY
Name: Bill O’Daly
Title: Authorized Signatory

by
/s/ D. ANDREW MALETTA
Name: D. Andrew Maletta
Title: Authorized Signatory

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

WELLS FARGO BANK, N.A.,
as a New Incremental Term Lender,

by
/s/ PATRICK M. DRUM
Name: Patrick M. Drum
Title: Senior Vice President

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

SIGNATURE PAGE TO THE INCREMENTAL ASSUMPTION AGREEMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 28, 2015), OF CBRE SERVICES, INC.

TO EXECUTE THIS AGREEMENT AS A NEW INCREMENTAL TERM LENDER:

Name of Institution: Bank of America N.A.

by
/s/ RONALD ODLOZIL
Name: Ronald Odlozil
Title: Senior Vice President
For any New Incremental Term Lender requiring a second signature line:
by

Name:
Title:

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

SIGNATURE PAGE TO THE INCREMENTAL ASSUMPTION AGREEMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 28, 2015), OF CBRE SERVICES, INC.

TO EXECUTE THIS AGREEMENT AS A NEW INCREMENTAL TERM LENDER:

Name of Institution: U.S. BANK NATIONAL ASSOCIATION

by
/s/ GLENN LEYRER
Name: Glenn Leyrer
Title: Vice President
For any New Incremental Term Lender requiring a second signature line:
by

Name:
Title:

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

SIGNATURE PAGE TO THE INCREMENTAL ASSUMPTION AGREEMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 28, 2015), OF CBRE SERVICES, INC.

TO EXECUTE THIS AGREEMENT AS A NEW INCREMENTAL TERM LENDER:

Name of Institution: HSBC Bank USA, National Association

by
/s/ ANDREW HIETALA
Name: Andrew Hietala
Title: Senior Vice President
For any New Incremental Term Lender requiring a second signature line:
by

Name:
Title:

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

SIGNATURE PAGE TO THE INCREMENTAL ASSUMPTION AGREEMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 28, 2015), OF CBRE SERVICES, INC.

TO EXECUTE THIS AGREEMENT AS A NEW INCREMENTAL TERM LENDER:

Name of Institution: JPMORGAN CHASE BANK, N.A.

by
/s/ CHIARA CARTER
Name: Chiara Carter
Title: Vice President
For any New Incremental Term Lender requiring a second signature line:
by

Name:
Title:

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

SIGNATURE PAGE TO THE INCREMENTAL ASSUMPTION AGREEMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 28, 2015), OF CBRE SERVICES, INC.

TO EXECUTE THIS AGREEMENT AS A NEW INCREMENTAL TERM LENDER:

Name of Institution: Mizuho Bank (USA)

by
/s/ JOHN DAVIES
Name: John Davies
Title: Senior Vice President
For any New Incremental Term Lender requiring a second signature line:
by

Name:
Title:

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

SIGNATURE PAGE TO THE INCREMENTAL ASSUMPTION AGREEMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 28, 2015), OF CBRE SERVICES, INC.

TO EXECUTE THIS AGREEMENT AS A NEW INCREMENTAL TERM LENDER:

Name of Institution: ROYAL BANK OF SCOTLAND PLC

by
/s/ JOHN TULLOCH
Name: John Tulloch
Title: Director, Portfolio Management
For any New Incremental Term Lender requiring a second signature line:
by

Name:
Title:

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

SIGNATURE PAGE TO THE INCREMENTAL ASSUMPTION AGREEMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 28, 2015), OF CBRE SERVICES, INC.

TO EXECUTE THIS AGREEMENT AS A NEW INCREMENTAL TERM LENDER:

Name of Institution: THE BANK OF NOVA SCOTIA

by
/s/ WINSTON LUA
Name: Winston Lua
Title: Director
For any New Incremental Term Lender requiring a second signature line:
by

Name:
Title:

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

SIGNATURE PAGE TO THE INCREMENTAL ASSUMPTION AGREEMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 28, 2015), OF CBRE SERVICES, INC.

TO EXECUTE THIS AGREEMENT AS A NEW INCREMENTAL TERM LENDER:

Name of Institution: MUFG Union Bank, N.A.

by
/s/ SUSAN J. SWERDLOFF
Name: Susan J. Swerdloff
Title: Managing Director
For any New Incremental Term Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

SIGNATURE PAGE TO THE INCREMENTAL ASSUMPTION AGREEMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 28, 2015), OF CBRE SERVICES, INC.

TO EXECUTE THIS AGREEMENT AS A NEW INCREMENTAL TERM LENDER:

Name of Institution: The Bank of New York Mellon

by
/s/ HELGA BLUM
Name: Helga Blum
Title: Managing Director
For any New Incremental Term Lender requiring a second signature line:

by
Name:
Title:

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

SIGNATURE PAGE TO THE INCREMENTAL ASSUMPTION AGREEMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 28, 2015), OF CBRE SERVICES, INC.

TO EXECUTE THIS AGREEMENT AS A NEW INCREMENTAL TERM LENDER:

Name of Institution: KEYBANK NATIONAL ASSOCIATION

by
/s/ GEOFF SMITH
Name: Geoff Smith
Title: Senior Vice President
For any New Incremental Term Lender requiring a second signature line:
by

Name:
Title:

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

SIGNATURE PAGE TO THE INCREMENTAL ASSUMPTION AGREEMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 28, 2015), OF CBRE SERVICES, INC.

TO EXECUTE THIS AGREEMENT AS A NEW INCREMENTAL TERM LENDER:

Name of Institution: Branch Banking and Trust Company

by
/s/ ELIZABETH WILLIS
Name: Elizabeth Willis
Title: Vice President

For any New Incremental Term Lender requiring a second signature line:

by

Name:
Title:

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

SIGNATURE PAGE TO THE INCREMENTAL ASSUMPTION AGREEMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 28, 2015), OF CBRE SERVICES, INC.

TO EXECUTE THIS AGREEMENT AS A NEW INCREMENTAL TERM LENDER:

Name of Institution: FIRST TENNESSEE BANK NATIONAL ASSOCIATION

by
/s/ TAMMY C. TROSCLAIR
Name: Tammy C. Trosclair
Title: Vice President
For any New Incremental Term Lender requiring a second signature line:
by

Name:
Title:

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

SIGNATURE PAGE TO THE INCREMENTAL ASSUMPTION AGREEMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 28, 2015), OF CBRE SERVICES, INC.

TO EXECUTE THIS AGREEMENT AS A NEW INCREMENTAL TERM LENDER:

Name of Institution: PNC Bank, N.A.

by
/s/ KENYA WILLIAMS
Name: Kenya Williams
Title: Senior Vice President

For any New Incremental Term Lender requiring a second signature line:
by

Name:
Title:

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

SIGNATURE PAGE TO THE INCREMENTAL ASSUMPTION AGREEMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 28, 2015), OF CBRE SERVICES, INC.

TO EXECUTE THIS AGREEMENT AS A NEW INCREMENTAL TERM LENDER:

Name of Institution: COMERICA BANK

by
/s/ FATIMA ARSHAD
Name: Fatima Arshad
Title: Vice President
For any New Incremental Term Lender requiring a second signature line:
by

Name:
Title:

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

SIGNATURE PAGE TO THE INCREMENTAL ASSUMPTION AGREEMENT, DATED AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE, RELATING TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 9, 2015 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 28, 2015), OF CBRE SERVICES, INC.

TO EXECUTE THIS AGREEMENT AS A NEW INCREMENTAL TERM LENDER:

Name of Institution: HUA NAN COMMERCIAL BANK, LTD. NEW YORK AGENCY

by
/s/ WEN TANG WANG
Name: Wen Tang Wang
Title: General Manager & Vice President
For any New Incremental Term Lender requiring a second signature line:
by

Name:
Title:

[Signature Page to the CBRE Services, Inc. Incremental Assumption Agreement]

EXHIBIT A-1

INCREMENTAL TRANCHE B-1 TERM LOANS TERMS AND CONDITIONS

Joint Bookrunners and Joint Lead Arrangers:	Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC.

Syndication Agent:	Wells Fargo Securities, LLC.

Co- Documentation Agents:	Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bank National Association, HSBC Bank USA, N.A. and MUFG Union Bank, N.A.

Applicable Percentage:

The “Applicable Percentage” shall mean, with respect to any Fixed Rate Incremental Tranche B-1 Term Loan and Daily Rate Incremental Tranche B-1 Term Loan, at any time,

(i) if the U.S. Borrower has Investment Grade Status at such time, the applicable percentage set forth in the “Ratings-based Grid” below under the caption “Fixed Rate Spread Incremental Tranche B-1 Term Loans” or “Daily Rate Spread Incremental Tranche B-1 Term Loans”, as the case may be, based upon the Credit Rating as of the relevant date of determination, and (ii) if the U.S. Borrower does not have Investment Grade Status at such time, the applicable percentage set forth in the “Leverage-based Grid” below under the caption “Fixed Rate Spread Incremental Tranche B-1 Term Loans” or “Daily Rate Spread Incremental Tranche B-1 Term Loans”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination. Each change in the Applicable Percentage resulting from a change in the Leverage Ratio shall be effective with respect to all applicable Incremental Tranche B-1 Term Loans outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, of the Credit Agreement indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change.

For purposes of the foregoing, (x) if the Credit Ratings established or deemed to have been established by Moody’s, Fitch and S&P shall fall within different Categories, the Applicable Percentage shall be based on the Category in which the highest rating falls unless the two highest ratings differ by two or more Categories, in which case the Applicable Percentage shall be based on the Category one level below the Category in which the highest rating falls and (y) if the Credit Ratings established or deemed to have been established by S&P, Fitch or Moody’s shall be changed (other than as a result of a change in the rating system of S&P, Fitch or Moody’s), such change shall be effective on the earlier of the date on which such change is publicly announced and the date on which Holdings or any of its Subsidiaries receives written notice of such change. Each change in the Applicable Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

If the rating system of S&P, Fitch or Moody’s shall change, or if any rating agency shall cease to be in the business of providing issuer or long-term debt ratings, as the case may be, the U.S. Borrower and the Administrative Agent shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Percentage shall be determined by reference to the rating of the other rating agencies (or, if the circumstances referred to in this sentence shall affect two or more such rating agencies, the ratings most recently in effect prior to such changes or cessations).

Notwithstanding the foregoing, at any time (a) during which Holdings has failed to deliver the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, of the Credit Agreement the Leverage Ratio shall be deemed to be in the next highest Category (from the then-existing Category) for purposes of determining the Applicable Percentages and (b) after the occurrence and during the continuance of an Event of Default, the Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentages and Investment Grade Status shall be deemed not to exist.

Ratings-based Grid
Category	Corporate Credit Rating of U.S. Borrower			Fixed Rate Spread	Daily Rate Spread
	S&P	Fitch	Moody’s	Incremental Tranche B- 1 Term Loans	Incremental Tranche B- 1 Term Loans
Category 1	≥ A-	≥ A-	A3	0.95%	0%
Category 2	BBB+	BBB+	Baa1	1.05%	0.05%
Category 3	BBB	BBB	Baa2	1.15%	0.15%
Category 4	BBB-	BBB-	Baa3	1.25%	0.25%

Leverage-based Grid

Category	Leverage Ratio	Fixed Rate Spread Incremental Tranche B- 1 Term Loans	Daily Rate Spread Incremental Tranche B- 1 Term Loans
Category 1	Greater than 2.50 to 1.00	1.85%	0.85%
Category 2	Greater than 2.00 to 1.00 but less than or equal to 2.50 to 1.00	1.75%	0.75%
Category 3	Greater than 1.50 to 1.00 but less than or equal to 2.00 to 1.00	1.625%	0.625%
Category 4	Greater than 1.00 to 1.00 but less than or equal to 1.50 to 1.00	1.50%	0.50%
Category 5	Equal to or less than 1.00 to 1.00	1.375%	0.375%

Prepayment Premium:	None.

Upfront Fees:

An upfront fee (the “B-1 Upfront Fee”) will be payable by the U.S. Borrower on the Effective Date to each Incremental Tranche B-1 Term Lender.

The B-1 Upfront Fee will be paid on the actual allocated amount of the Incremental Tranche B-1 Commitment held by each Incremental Tranche B-1 Term Lender on the Effective Date (such Lender’s “B-1 Committed Amount”) based on the percentage set forth below.

B-1 Committed Amount	B-1 Upfront Fee
≥ $20,000,000	0.35%
≥ $10,000,000 < $20,000,000	0.30%
< $10,000,000	0.25%

Maturity Date:	September 3, 2020 (the “Incremental Tranche B-1 Maturity Date”).

Amortization:

For purposes of Section 2.11(a)(iii) of the Credit Agreement, the U.S. Borrower shall pay to the Administrative Agent, for the account of the Incremental Tranche B-1 Term Lenders, (i) on the last Business Day of each quarter (commencing with the last Business Day of the first full quarter to occur after the B-1 Funding Date), a principal amount of the Incremental Tranche B-1 Term Loans (as adjusted from time to time pursuant to Sections 2.11(d), 2.12, 2.13(f) and 2.26(d) of the Credit Agreement) equal to .625%, 1.25%, 1.25%, 1.875% and 20% of the aggregate principal amount of the Incremental Tranche B-1 Term Loans outstanding on the B-1 Funding Date, in each of the first, second, third, fourth and fifth years following the Effective Date respectively and (ii) on the Incremental Tranche B-1 Maturity Date, the aggregate principal amount of the Incremental Tranche B-1 Term Loans outstanding on such date. All payments of principal made pursuant to this paragraph shall be accompanied by accrued but unpaid interest on the principal amount to be paid to but excluding the date of such payment.

Future Incremental Term Loans:	Section 2.26 of the Credit Agreement shall apply for the benefit of the Incremental Tranche B-1 Term Loans as if the Incremental Tranche B-1 Term Loans were the Tranche A Loans referred to therein.

EXHIBIT A-2

INCREMENTAL TRANCHE B-2 TERM LOANS

TERMS AND CONDITIONS

Joint Bookrunners and Joint Lead Arrangers:	Wells Fargo Securities, LLC and Royal Bank of Scotland PLC.

Co- Syndication Agents:	Wells Fargo Securities, LLC and Royal Bank of Scotland PLC.

Co- Documentation Agents:	Mizuho Bank (USA) and PNC Bank, N.A.

Applicable Percentage:

The “Applicable Percentage” shall mean, with respect to any Fixed Rate Incremental Tranche B-2 Term Loan and Daily Rate Incremental Tranche B-2 Term Loan, at any time,

(i) if the U.S. Borrower has Investment Grade Status at such time, the applicable percentage set forth in the “Ratings-based Grid” below under the caption “Fixed Rate Spread Incremental Tranche B-2 Term Loans” or “Daily Rate Spread Incremental Tranche B-2 Term Loans”, as the case may be, based upon the Credit Rating as of the relevant date of determination, and (ii) if the U.S. Borrower does not have Investment Grade Status at such time, the applicable percentage set forth in the “Leverage-based Grid” below under the caption “Fixed Rate Spread Incremental Tranche B-2 Term Loans” or “Daily Rate Spread Incremental Tranche B-2 Term Loans”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination. Each change in the Applicable Percentage resulting from a change in the Leverage Ratio shall be effective with respect to all applicable Incremental Tranche B-2 Term Loans outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, of the Credit Agreement indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change.

For purposes of the foregoing, (x) if the Credit Ratings established or deemed to have been established by Moody’s, Fitch and S&P shall fall within different Categories, the Applicable Percentage shall be based on the Category in which the highest rating falls unless the two highest ratings differ by two or more Categories, in which case the Applicable Percentage shall be based on the Category one level below the Category in which the highest rating falls and (y) if the Credit Ratings established or deemed to have been established by S&P, Fitch or Moody’s shall be changed (other than as a result of a change in the rating system of S&P, Fitch or Moody’s), such change shall be effective on the earlier of the date on which such change is publicly announced and the date on which Holdings or any of its Subsidiaries receives written notice of such change. Each change in the Applicable Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

If the rating system of S&P, Fitch or Moody’s shall change, or if any rating agency shall cease to be in the business of providing issuer or long-term debt ratings, as the case may be, the U.S. Borrower and the Administrative Agent shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Percentage shall be determined by reference to the rating of the other rating agencies (or, if the circumstances referred to in this sentence shall affect two or more such rating agencies, the ratings most recently in effect prior to such changes or cessations).

Notwithstanding the foregoing, at any time (a) during which Holdings has failed to deliver the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, of the Credit Agreement the Leverage Ratio shall be deemed to be in the next highest Category (from the then-existing Category) for purposes of determining the Applicable Percentages and (b) after the occurrence and during the continuance of an Event of Default, the Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentages and Investment Grade Status shall be deemed not to exist.

                         Ratings-based Grid

Category	Corporate Credit Rating of U.S. Borrower			Fixed Rate Spread	Daily Rate Spread
	S&P	Fitch	Moody’s	Incremental Tranche B- 2 Term Loans	Incremental Tranche B- 2 Term Loans
Category 1	≥ A-	≥ A-	A3	1.40%	0.40%
Category 2	BBB+	BBB+	Baa1	1.50%	0.50%
Category 3	BBB	BBB	Baa2	1.60%	0.60%
Category 4	BBB-	BBB-	Baa3	1.70%	0.70%

Leverage-based Grid

Category	Leverage Ratio	Fixed Rate Spread Incremental Tranche B-2 Term Loans	Daily Rate Spread Incremental Tranche B-2 Term Loans
Category 1	Greater than 2.50 to 1.00	2.35%	1.35%
Category 2	Greater than 2.00 to 1.00 but less than or equal to 2.50 to 1.00	2.25%	1.25%
Category 3	Greater than 1.50 to 1.00 but less than or equal to 2.00 to 1.00	2.125%	1.125%
Category 4	Greater than 1.00 to 1.00 but less than or equal to 1.50 to 1.00	2.00%	1.00%
Category 5	Equal to or less than 1.00 to 1.00	1.875%	0.875%

Prepayment Premium:

If, on or prior to the second anniversary of the Effective Date, a Repricing Transaction (as defined below) occurs, the U.S. Borrower will pay a premium in an amount equal to (i) during the first year following the Effective Date, 2% of the principal amount of outstanding Incremental Tranche B-2 Term Loans subject to any Repricing Transaction and (ii) during the second year following the Effective Date, 1% of the principal amount of outstanding Incremental Tranche B-2 Term Loans subject to any Repricing Transaction.

As used herein, “Repricing Transaction” shall mean (a) the incurrence by the U.S. Borrower of any seven-year term loans (including, without limitation, any new or additional term loans under the Credit Agreement, whether incurred directly or by way of the conversion of Incremental Tranche B-2 Term Loans into a new class of replacement term loans under the Credit Agreement) that are broadly marketed or syndicated to banks, financial institutions and/or other institutional lenders or investors in financings similar to the Incremental Tranche B-2 Term Loans provided for in the Credit Agreement (i) having an Effective Yield (as defined below) for the respective indebtedness that is less than the Effective Yield for the Incremental Tranche B-2 Term Loans, but excluding debt incurred in connection with a Change in Control (or transaction that if consummated would constitute a Change in Control) or Transformative Acquisition (as defined below) and (ii) the proceeds of which are used to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, outstanding principal of Incremental Tranche B-2 Term Loans or (b) any effective reduction in the Effective Yield for the Incremental Tranche B-2 Term Loans (e.g., by way of amendment, waiver or otherwise), except for a reduction in connection with a Change in Control (or transaction that if consummated would constitute a Change in Control) or Transformative Acquisition and, in the case of any transaction under either clause (a) or clause (b) above, the primary purpose of which is to lower the Effective Yield on the Incremental Tranche B-2 Term Loans.

As used herein, “Effective Yield” shall mean, as to any indebtedness, the effective yield on such indebtedness as determined by the U.S. Borrower and the Administrative Agent in a manner consistent with generally accepted financial practices, taking into account the applicable interest rate margins, any interest rate “floors” (the effect of which floors shall be determined in a manner set forth in the proviso below and assuming that, if interest on such indebtedness is calculated on the basis of a floating rate, that the “LIBOR” component of such formula is included in the calculation of Effective Yield) or similar devices and all fees, including upfront or similar fees or OID (amortized over the shorter of (x) the remaining weighted average life to maturity of such indebtedness and (y) the four years following the date of incurrence thereof) payable generally by the U.S. Borrower to lenders or other institutions providing such indebtedness, but excluding any arrangement fees, structuring fees, or other similar fees payable in connection therewith that are not generally shared with the relevant lenders and, if applicable, ticking fees accruing prior to the funding of such indebtedness and customary consent fees for an amendment paid generally to consenting lenders; provided that, with respect to any indebtedness that includes a “floor”, (a) to the extent that the Fixed Rate or Alternate Base Rate (without giving effect to any floors in such definitions), as applicable, on the date that the Effective Yield is being calculated is less than such floor, the amount of such difference shall be deemed added to the interest rate margin for such indebtedness for the purpose of calculating the Effective Yield and (b) to the extent that the Fixed Rate or Alternate Base Rate (without giving effect to any floors in such definitions), as applicable, on the date that the Effective Yield is being calculated is greater than such floor, then the floor shall be disregarded in calculating the Effective Yield.

As used herein, “Transformative Acquisition” shall mean any acquisition by Holdings, the U.S. Borrower or any other Subsidiary that (i) is not permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition or (ii) if permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition, would not provide Holdings, the U.S. Borrower and the other Subsidiaries with adequate flexibility under the Loan Documents for the continuation and/or expansion of their combined operations following such consummation, as determined by the U.S.

Borrower acting in good faith.

Upfront Fees:

An upfront fee (the “B-2 Upfront Fee”) will be payable by the U.S. Borrower on the Effective Date to each Incremental Tranche B-2 Term Lender.

The B-2 Upfront Fee will be paid on the actual allocated amount of the Incremental Tranche B-2 Commitment held by each Incremental Tranche B-2 Term Lender on the Effective Date (such Lender’s “B-2 Committed Amount”) based on the percentage set forth below.

B-2 Committed Amount	B-2 Upfront Fee
≥ $30,000,000	0.75%
≥ $20,000,000 < $30,000,000	0.60%
< $20,000,000	0.50%

Maturity Date:	September 3, 2022 (the “Incremental Tranche B-2 Maturity Date”).

Amortization:

For purposes of Section 2.11(a)(iii) of the Credit Agreement, the U.S. Borrower shall pay to the Administrative Agent, for the account of the Incremental Tranche B-2 Term Lenders, (i) on the last Business Day of each quarter (commencing with the last Business Day of the first full quarter to occur after the B-2 Funding Date), a principal amount of the Incremental Tranche B-2 Term Loans (as adjusted from time to time pursuant to Sections 2.11(d), 2.12, 2.13(f) and 2.26(d) of the Credit Agreement) equal to .625%, 1.25%, 1.25%, 1.875%, 2.5%, 2.5% and 15% of the aggregate principal amount of the Incremental Tranche B-2 Term Loans outstanding on the B-2 Funding Date, in each of the first, second, third, fourth, fifth, sixth and seventh years following the Effective Date respectively and (ii) on the Incremental Tranche B-2 Maturity Date, the aggregate principal amount of the Incremental Tranche B-2 Term Loans outstanding on such date. All payments of principal made pursuant to this paragraph shall be accompanied by accrued but unpaid interest on the principal amount to be paid to but excluding the date of such payment.

Future Incremental Term Loans:	Section 2.26 of the Credit Agreement shall apply for the benefit of the Incremental Tranche B-2 Term Loans as if the Incremental Tranche B-2 Term Loans were the Tranche A Loans referred to therein.

SCHEDULE I

Subsidiary Guarantors

CBRE, Inc.

CBRE Global Investors, Inc.

CBRE Global Investors, LLC

CBRE Capital Markets of Texas, LP

CBRE Capital Markets, Inc.

CBRE Clarion CRA Holdings, Inc.

CBRE Clarion REI Holdings, Inc.

CBRE Government Services, LLC

CBRE/LJM – Nevada, Inc.

CBRE Partner, Inc.

CBRE Technical Services, LLC

CB/TCC, LLC

Trammell Crow Company, LLC

SCHEDULE II

INCREMENTAL TRANCHE B-1 TERM LENDERS

Incremental Tranche B-1 Term Lender	Incremental Tranche B-1 Commitment
WELLS FARGO BANK, N.A.	$20,000,000
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$20,000,000
BANK OF AMERICA, N.A.	$30,000,000
U.S. BANK NATIONAL ASSOCIATION	$30,000,000
HSBC BANK USA, NATIONAL ASSOCIATION	$30,000,000
JPMORGAN CHASE BANK, N.A.	$10,000,000
MIZUHO BANK (USA)	$20,000,000
ROYAL BANK OF SCOTLAND PLC	$20,000,000
THE BANK OF NOVA SCOTIA	$20,000,000
MUFG UNION BANK, N.A.	$25,000,000
THE BANK OF NEW YORK MELLON	$12,500,000
KEYBANK NATIONAL ASSOCIATION	$15,000,000
BRANCH BANKING AND TRUST COMPANY	$10,000,000
FIRST TENNESSEE BANK NATIONAL ASSOCIATION	$7,500,000
TOTAL INCREMENTAL TRANCHE B-1 COMMITMENT	$270,000,000

SCHEDULE III

INCREMENTAL TRANCHE B-2 TERM LENDERS

Incremental Tranche B-2 Term Lender	Incremental Tranche B-2 Commitment
WELLS FARGO BANK, N.A.	$30,000,000
MIZUHO BANK (USA)	$20,000,000
PNC BANK, N.A.	$20,000,000
ROYAL BANK OF SCOTLAND PLC	$20,000,000
THE BANK OF NOVA SCOTIA	$7,500,000
THE BANK OF NEW YORK MELLON	$7,500,000
COMERICA BANK	$10,000,000
FIRST TENNESSEE BANK NATIONAL ASSOCIATION	$7,500,000
HUA NAN COMMERCIAL BANK, LTD. NEW YORK AGENCY	$7,500,000
TOTAL INCREMENTAL TRANCHE B-2 COMMITMENT	$130,000,000